UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        March 28, 2002 (January 30, 2002)

                Date of Report (Date of earliest event reported)




                           TRIMBLE NAVIGATION LIMITED

             (Exact name of registrant as specified in its charter)


           California                    0-18645               94-2802192
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              645 North Mary Avenue
                           Sunnyvale, California 94088

          (Address, including zip code, of principal executive offices)


                                 (408) 481-8000

              (Registrant's telephone number, including area code)



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Item 7.           Financial Statements and Exhibits.


  Exhibit Number                     Description
  --------------      ------------------------------------------------------
      99.1*           Text of Company Press Release dated January 30, 2002.

      99.2            Amendment to the Company's Press Release dated
                      January 30, 2002.

     * Previously filed as Exhibit 99.1 to Trimble Navigation Limited's Current Report on Form 8-K filed January 30, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIMBLE NAVIGATION LIMITED
                                          a California corporation


Dated:    March 28, 2001                  By: /s/ Mary Ellen Genovese
      -------------------                 -------------------------------------
                                               Mary Ellen Genovese
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


  Exhibit Number                  Description
  ---------------    ------------------------------------------------------
      99.1*           Text of Company Press Release dated January 30, 2002.

      99.2            Amendment to the Company's Press Release dated
                      January 30, 2002.

     * Previously filed as Exhibit 99.1 to Trimble Navigation Limited's Current Report on Form 8-K filed January 30, 2002.



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